SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         CAROLINA NATIONAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          CAROLINA NATIONAL CORPORATION
                                1350 Main Street
                         Columbia, South Carolina 29201
                                 (803) 779-0411

Dear Shareholder:

         You are cordially invited to attend the 2006 Annual Shareholders' Meeting of Carolina National Corporation, to be held at The Marriott Hotel, 1200 Hampton Street, Columbia, South Carolina on Monday, May 1, 2006 at 11:00 a.m. Eastern Daylight Time. Notice of the meeting is enclosed.

         A proposal to elect four directors to serve until the 2009 Annual Shareholders' Meeting will be presented at the meeting. The nominees described in this Proxy Statement have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval.

         We hope that you will be able to join us and let us give you a review of 2005. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.

                                   Sincerely,



                                           Roger B. Whaley
                                           President and Chief Executive Officer

Columbia, South Carolina
April 1, 2006

                          CAROLINA NATIONAL CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Carolina National Corporation will be held at The Marriott Hotel, 1200 Hampton Street, Columbia, South Carolina on Monday, May 1, 2006 at 11:00 a.m., for the following purposes:

     (1)  To elect four directors to each serve a three-year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 21, 2006, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included with this notice are the Company's 2006 Proxy Statement and the Company's 2005 Annual Report to Shareholders.

                                  By Order of the Board of Directors



April 1, 2006                      Roger B. Whaley
                                   President and Chief Executive Officer

                          CAROLINA NATIONAL CORPORATION
                                1350 Main Street
                         Columbia, South Carolina 29201
                                 (803) 779-0411

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carolina National Corporation (together with its subsidiary, Carolina National Bank and Trust Company, referred to as the "Company") for use at the 2006 Annual Meeting of Shareholders. The Annual Meeting will be held at 11:00 a.m. on Monday, May 1, 2006, at The Marriott Hotel, 1200 Hampton Street, Columbia, South Carolina. A Notice of Annual Meeting is attached, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 1, 2006, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal contact by directors and regular employees of the Company including contact by telephone or other electronic means.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2005, including financial statements, is enclosed. The Annual
Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked in any of the following ways:

     o by mailing or delivering to Roger B. Whaley, President and Chief Executive Officer, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201, written instructions revoking the proxy;

     o by mailing or delivering to Mr. Whaley at the above addresses a duly executed proxy bearing a later date; or

     o    by voting in person at the meeting.

      Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

                                QUORUM AND VOTING


      At the  close of  business  on  March  1,  2006,  there  were  outstanding
2,577,303 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 21, 2006 (the "Record Date"), will be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2007 Annual Meeting may do so by delivering them in writing to Roger B. Whaley, President, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201. In addition to other applicable requirements, for business to be properly brought before the 2007 Annual Meeting of Shareholders, a shareholder must give timely notice of the matter to be presented at the meeting in a proper written form to the Secretary. To be timely, notice of any matter proposed by any person other than the Board of Directors or the President must be given to the President at the above address not less than 70 days prior to the annual meeting. All proposals must comply with the requirements of the Bylaws. Such written proposals must be received prior to December 2, 2006, for inclusion, if otherwise appropriate, in the Company's 2007 Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 15, 2007, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                              ELECTION OF DIRECTORS

      The Company's Articles of Incorporation provide that the Board of Directors may be divided into three classes with each group to be as nearly equal in number as possible. At the Annual Meeting of Shareholders in 2003, one group was elected to serve for three years, one group was elected to serve for two years and one group was elected to serve for one year. Thereafter, as each group's term expires, a group will be elected for three years. The number of directors has currently been set by the Board at thirteen.

      At the Annual Meeting, four directors are to be elected to hold office for the next three years, their terms expiring at the 2009 Annual Meeting of Shareholders. All directors serve until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated the persons listed under "Management" to serve for the terms specified. Any other nominations must be made in writing and delivered to the President of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

      It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of the nominees named under "MANAGEMENT." Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available to serve, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

      The Board of Directors recommends a vote FOR all nominees.

                                   MANAGEMENT

Directors

         Each of the nominees is currently a director of the Company. The directors of the Company are also the directors of Carolina National Bank and Trust Company. Set forth below is information about the business experience for the past five years of each of the directors. Each director has been a director of the Company since 2001.

                    Nominees for Election to Serve Until 2009

         Charlotte J. Berry, age 74, is a philanthropist active in numerous local and national charitable organizations.

         I. S. Leevy Johnson, age 63, has been an attorney with Johnson, Toal & Battiste, P.A. since 1976. Mr. Johnson is also an owner of Leevy Johnson Funeral Home, Inc.

         C. Whitaker Moore, age 58, has been a real estate broker with Coldwell Banker Tom Jenkins Realty since 1970. Mr. Moore sold his interest in the firm in 1999.

         William H. Stern, age 49, has been President of Stern & Stern and Associates, a commercial real estate development company, since 1984.

      Directors whose terms of office continue until the Annual Meeting of
                              Shareholders in 2008

         Kirkman Finlay, III, age 35, has been Chief Executive Officer and an owner and director of Rising High Natural Bread Co., Inc., a bakery and restaurant, since 1996. Mr. Finlay is also an officer and an owner of a number of companies involved in real estate and farming. He is also the Chairman of the Board of Directors of Quickfarm, Inc., an internet service developer for agricultural businesses.

         R. C. McEntire, Jr., age 62, has been President and operator of each of McEntire Produce, Inc. (produce processing and sales), R.C. McEntire Trucking, Inc. (produce hauling), Lands Inn, Inc. (hotels) and Long Branch Farm, Inc. (tree nursery) since before 2000.

         Joel A. Smith, III, age 60, has been Dean of the Moore School of Business since October of 2000. From June of 1998 until August of 2000, Mr. Smith was President of the East Region of Bank of America. Prior to that time, from 1991 through June of 1998, Mr. Smith was President of NationsBank Carolinas. Additionally, he serves on the Board of Directors and the Audit Committee of Avanex Corporation, and the Board of Directors for NETBANK, Inc., chairing the Compensation Committee.

         Robert E. Staton, Sr., age 59, served as President of the United Way of South Carolina from May of 2002 until December of 2005 and was Chairman, President and Chief Executive Officer of Colonial Life & Accident Insurance Company from 1994 until his retirement in July of 2001. Mr. Staton serves on the Board of Directors of New South, Inc., based in Conway, South Carolina.

                 Directors whose terms of office continue until
                   the Annual Meeting of Shareholders in 2007

         William P. Cate, age 61, is co-owner and manager of Buckeye Ag Services, LLC (agriculture and real estate services). He is also a farmer and represents Milliken Forestry Co. in timberland and farm land sales. Mr Cate retired in 2001 as Chairman and Chief Executive Officer of Cate-McLaurin Co., Inc., a commercial tire sales and retreading business.

         Angus B. Lafaye, age 61, has been President of Milliken Forestry Co., Inc., a forestry consulting business, since 1998. Mr. Lafaye was Vice President and Treasurer of Milliken Forestry Co. from 1985 to 1998.

         Leon Joseph Pinner, Jr., age 71, has been in radio and television since 1950 and has been with WIS-TV since 1963. In January 2001, he semi-retired from WIS and became a freelance broadcaster.

         Joe E. Taylor, Jr. age 47, has been the Secretary of the South Carolina Department of Commerce since March 1, 2006 and is a private investor. He was the President and Chief Executive Officer of Southland Log Homes, Inc. from 1980 until its sale in 2005.

         Roger B. Whaley, age 59, has served as a director, President and Chief Executive Officer of the Company since November, 2001, and of Carolina National Bank and Trust Company since 2002. Mr. Whaley was employed by an investment firm from November of 2000 until November, 2001. From 1971 until his retirement in August of 2000, Mr. Whaley was with Bank of America, where for the last four years of employment he served as President of Bank of America, Oklahoma, and, in 1999, also assumed responsibilities as Small Business Banking Executive for the Midwest (Arkansas, Illinois, Iowa, Kansas, Missouri and Oklahoma).

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

         During the last full fiscal year, ending December 31, 2005, the Board of Directors met six times, including regular and special meetings. Each incumbent director and director nominee attended at least 75% of the total number of meetings of the Board of Directors and committees of which he or she was a member, with the exception of Joel A. Smith, III.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee selects the independent auditors, reviews the Company's financial statements and the internal financial reporting systems and controls with management and the independent auditors, recommends resolutions for any dispute between management and the auditors, and reviews other matters relating to the Company's relationship with its auditors. The Audit Committee is comprised of Messrs. Smith, Cate, Johnson and Lafaye. The Audit Committee met four times in 2005. The Audit Committee does not have a written charter. Each member of the Audit Committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 70 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 70 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the

Exchange Act. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Compensation Committee

         The entire Board of Directors acts as an executive compensation committee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

Executive Officers

         Roger B. Whaley is the only executive officer of the Company. Information about Mr. Whaley is set forth above under "Management - Directors."

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information about the beneficial ownership of the Company's common stock as of March 1, 2006, by each current director, the Chief Executive Officer, and all directors and executive officers as a group. Management knows of no person who beneficially owns more than 5% of the Company's common stock.

                                                      Number of Shares               % of Common Stock
Name                                                Beneficially Owned(1)               Outstanding
----                                                ---------------------               -----------
Charlotte J. Berry .................................       20,625 (2)                           *
William P. Cate ....................................       28,125 (3)                        1.09
Kirkman Finlay, III ................................       83,858 (4)                        3.21
I. S. Leevy Johnson ................................       19,792 (5)                           *
Angus B. Lafaye ....................................       19,667 (6)                           *
R. C. McEntire, Jr. ................................       63,000 (7)                        2.43
C. Whitaker Moore ..................................       30,625 (8)                        1.18
Leon Joseph Pinner, Jr. ............................        6,667 (9)                           *
Joel A. Smith, III .................................       30,000 (10)                       1.16
Robert E. Staton, Sr. ..............................       25,833 (11)                          *
William H. Stern ...................................      119,033 (12)                       4.56
Joe E. Taylor, Jr. .................................      119,033 (13)                       4.56
Roger B. Whaley ....................................       97,244 (14)                       3.68
All directors and executive officers as a
group (13 persons) .................................      663,502 (15)                      23.52

----------------------
*less than 1%
(1) Includes for each director warrants to purchase two shares for every three shares purchased in the Company's prior stock offerings, one third of which vested in each of July 2003, July 2004 and July 2005. See " - Management Compensation -- Director Compensation."
(2) Includes 500 shares held by Mrs. Berry as custodian for her grandchildren, and 7,000 vested warrants.
(3)  Includes 10,000 vested warrants.
(4) Includes 33,333 vested warrants. Does not include 34,475 shares held in a trust of which Mr. Finlay is a contingent beneficiary but over which he does not have voting power or investment power.
(5)  Includes  2,000  shares  owned by Mr.  Johnson's  wife,  and  6,667  vested warrants.
(6)  Includes 6,667 vested warrants.
(7) Includes 4,208 shares owned in an IRA for the benefit of Mr. McEntire's wife, 1,000 shares owned by each of Mr. McEntire's three daughters, and 18,000 vested warrants.
(8)  Includes 10,000 vested warrants.
(9) Includes 1,000 shares owned jointly with Mr. Pinner's wife, and 1,667 vested warrants.
(10) Includes 10,000 vested warrants.
(11) Includes 2,500 shares owned jointly with Mr. Staton's wife, and 8,333 vested warrants.
(12) Includes 7,500 shares held by Mr. Stern as custodian for his sons, and 33,333 vested warrants.
(13) Includes 33,333 vested warrants.
(14) Includes currently exercisable options to purchase 51,761 shares, 13,333 vested warrants, 750 shares owned by a family member over which shares Mr. Whaley holds a power of attorney, and 400 shares owned by an estate for which Mr. Whaley is personal representative.
(15) Includes 51,761 currently exercisable options and 191,666 vested warrants.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the Chief Executive Officer's compensation for the year ended December 31, 2005. No other executive officers earned $100,000 or more during the year ended December 31, 2005.

                           Summary Compensation Table

                                                                                            Long Term
                                                 Annual Compensation                       Compensation
                                                 -------------------                          Awards
                                                                                            Number of
                                                                                            Securities
                                                                           Other Annual     Underlying     All Other
                                                                              Compen-        Options        Compen-
Name and Principal Position       Year          Salary          Bonus        sation(1)       Awarded      Sation (2)
---------------------------       ----          ------          -----        ---------       -------      ----------

Roger B. Whaley ................   2005        $150,000      $71,250          $19,331            -0-        $4,905
   President and Chief .........   2004        $150,000      $25,000          $19,211            -0-        $4,238
   Executive Officer ...........   2003        $135,000          -0-          $45,415            -0-        $4,516

---------------
(1) Includes for each of 2005, 2004 and 2003 an automobile allowance of $9,000; in 2003, a relocation allowance of $26,329; in 2005, 2004 and 2003, respectively, club dues of $3,120, $3,000 and $2,875; and in each of 2005, 2004 and 2003, medical insurance reimbursements of $7,211. Mr. Whaley also participates in a group life insurance program that is available to all employees.

(2) Amounts in this column represent Company matching contributions to the 401(K) plan on Mr. Whaley's behalf.

                        Option Grants in Last Fiscal Year

         No options were granted to the Chief Executive Officer in 2005.

          Option Exercises and Year End Options Outstanding and Values

         No options were exercised by the Chief Executive Officer during 2005. The following table sets forth information about options held by the Chief Executive Officer at December 31, 2005.

                                              Number of Securities                     Value of Unexercised
                                             Underlying Unexercised                        In-the-Money
Name                                            Options 12/31/05                        Options 12/31/05(1)
----                                            ----------------                        -------------------
                                        Exercisable         Unexercisable        Exercisable         Unexercisable
                                        -----------         -------------        -----------         -------------

Roger B. Whaley ....................      51,761               12,940              $351,975             $87,992

-----------------
(1) Based on a price of $16.80 per share, the closing price for the shares on the Nasdaq Capital Market on December 30, 2005. The Common Stock is not, however, widely traded and such price may not be indicative of market value.

Employment Agreement

         The Company has entered into an employment agreement with Mr. Whaley, which provides for his employment as President and Chief Executive Officer of the Company and Carolina National Bank and Trust Company. The agreement commenced on the date of the opening of the Bank, July 15, 2002, and was for an initial term of two years. Beginning on the first anniversary of the opening of the Bank, and on each day thereafter, the term of the Agreement will automatically be extended for an additional day unless, prior to such extension, Mr. Whaley, the Company or the Bank gives written notice to the other parties that the Agreement will not be extended.

         The Agreement provides for payment to Mr. Whaley of an initial base salary of $135,000 per year, which the Board of Directors of the Bank will periodically review and may (but is not required to) increase. Mr. Whaley will also be entitled to receive an annual cash bonus if the Company and Carolina National Bank and Trust Company achieve certain performance levels established by the Board of Directors from time to time. The Company also provided Mr. Whaley with stock options for a number of shares of the Company's common stock equal to 5% of the common stock subscribed for in the initial public offering. The options provide for an exercise price of $10.00 per share, termination ten years after the date of grant, and vesting one-fifth at the time of grant and one-fifth on each anniversary thereafter. If Mr. Whaley terminates his employment without Good Reason (as defined in the Agreement) or is terminated by the Bank with Cause (as defined in the Agreement) the options will terminate 30 days after the date of termination of employment. The Bank also provides Mr. Whaley with group medical, dental, disability and life insurance; an automobile allowance; dining club dues and country club dues; and such other benefits as the Bank provides to its employees generally.

         If Mr. Whaley's employment is terminated by the Company or the Bank for Cause during the term of the Agreement, by Mr. Whaley's action not for Good Reason or as a result of Mr. Whaley 's death, disability or retirement, Mr. Whaley will be paid his base salary through the last day of the month in which termination occurs at the annual rate then in effect, together with any bonus that has been awarded prior to the date of termination, any benefits to which he may be entitled as a result of the termination under terms and conditions of plans or arrangements then in effect, and any automobile expenses or club dues due to him as of the date of termination of the Agreement. If Mr. Whaley 's employment is terminated during the term of the Agreement other than by death, disability or retirement, and (i) by action of Mr. Whaley for Good Reason, or
(ii) by action of the Bank other than for Cause, Mr. Whaley will be paid all of the foregoing compensation. In addition, for a period of two years after the date of termination, the Bank will continue to pay Mr. Whaley his base salary in effect at the date of termination; the Bank will continue to provide Mr. Whaley with insurance coverage; and all unexercised stock options granted to Mr. Whaley will immediately vest and become exercisable.

         The provisions of the Agreement are subject to certain limitations if required by the provisions of the Federal Deposit Insurance Act. Mr. Whaley agrees to abide by the Bank's and the Company's rules and procedures designed to protect their Confidential Information (as defined in the Agreement) and to preserve and maintain such information in strict confidence during his employment and as long thereafter as the Confidential Information remains, in the sole opinion of the Bank or the Company, proprietary and confidential.

         Mr. Whaley agrees that (i) for a period of 12 months after termination of the Agreement by him other than for Good Reason, or (ii) during the continuation of any base salary payments to him, whichever is later, he will not manage, operate or be employed by, participate in, or be connected in any manner with the management, operation, or control of any banking business conducted within a 25 mile radius of any operating office of the Company or any of its subsidiaries. Mr. Whaley further agrees that for a period of 12 months after termination of his employment by him other than for Good Reason or the completion of base salary payments, whichever is later, he will not solicit the business of, or patronage from, any customers of the Company or its subsidiaries, and he will not seek to, or assist others to, persuade any employee of the Bank to discontinue employment with the Bank or seek employment or engage in any business of the Bank. Any controversies or claims arising out of or relating to the Employment Agreement are required to be settled by binding arbitration.

         The foregoing is merely a summary of certain provisions of the Employment Agreement, and is qualified in its entirety by reference to such Agreement. In addition to the foregoing Employment Contract, the Company paid Mr. Whaley $50,000.00 to cover costs and expenses associated with his relocating from Charleston, South Carolina to Columbia, South Carolina.

Compensation of Directors

         Directors of the Company are not presently compensated for their service as directors, though they may be reimbursed for reasonable expenses. The Company has granted stock warrants to the directors to compensate them for: (a) their time and efforts as organizers and directors; (b) their purchase of and subscription to purchase the Company's common stock to fund the operating expenses during the organizational period of Carolina National Bank and Trust Company and to provide capital for the Bank; and (c) their continued service as directors. Directors received two stock warrants for every three shares they purchased prior to the opening of Carolina National Bank and Trust Company. One-third of the warrants vested and became exercisable on each of the first three anniversaries of the opening of the Bank (July 15, 2002). Accordingly, all of the warrants are now vested. Vested warrants expire on the earlier of 90 days after termination of the director's status as a director (one year after death or disability) or ten years after opening of the Bank and have an exercise price of $10.00 per share. The Company may, in the future and by act of the Board of Directors, compensate directors with cash payments, grants of stock or stock options.

                             2003 STOCK OPTION PLAN

         At the 2003 Annual Meeting, the shareholders approved the 2003 Stock Option Plan, which reserves 129,402 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 2003 Stock Option Plan. The Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors. Options awarded under the Plan may be "incentive stock options" within the meaning of the Internal Revenue Code or non-qualified options. Options may be granted pursuant to the 2003 Stock Option Plan to persons who are directors, officers or key employees of the Company or any subsidiary (including officers who are employees) at the time of grant. The Board of Directors or the Committee selects the persons to receive grants under the 2003 Stock Option Plan and determines the number of shares covered by options granted under the 2003 Stock Option Plan. All stock options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, but in the case of incentive stock options, such prices may not be less than the fair market value of the Common Stock (as determined in accordance with the Plan) at the date of grant. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability, but only to the extent the option has not expired.

         The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options and the exercise price of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. All outstanding options will become immediately exercisable in the event of a change of control, or imminent change of control, of the Company (both as defined in the Plan). In the event of an extraordinary corporate action (as described in the Plan), subject to any required shareholder approval, the Board of Directors or the Committee, in its sole discretion, may also cancel and pay for outstanding options. The Board or Committee also has the power to accelerate the exercise date of outstanding options at any time. The Board of Directors may alter, suspend or discontinue the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The 2003 Stock Option Plan will terminate on February 26, 2013, and no options will be granted thereunder after that date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Carolina National Bank and Trust Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2005 was $3,476,375. During 2005, $1,249,821 of new advances were made and repayments totaled $364,646.

         The Company leases space, on a month to month basis, from an entity with which William H. Stern, a director of the Company is affiliated. Monthly lease payments are $437.50.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, all such reports for 2005 were filed on a timely basis.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants, to serve as the Company's independent certified public accountants for 2006. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they so desire.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2005 and 2004, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $25,118 and $37,272 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". For the year ended December 31, 2004, Elliott Davis, LLC billed the Company an aggregate of $2,810 for audit-related fees. There were no audit-related fees billed for the year ended December 31, 2005.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $2,500 and $2,775 for tax fees.

All Other Fees

         All other fees include fees for all other services other than those reported above. These services include preparation of employee benefit plan returns. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $5,120 and $22,730 for all other fees.

         In making its decision to recommend ratification of its appointment of Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2006, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2005, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2005. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

         Joel A. Smith, III                          I. S. Leevy Johnson
           William P. Cate                             Angus B. Lafaye

         The Audit Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates it by reference therein.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2005, free of charge by requesting such form in writing from Roger B. Whaley, President, Carolina National Corporation, 1350 Main Street, Columbia, South Carolina 29201. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                          CAROLINA NATIONAL CORPORATION
                                1350 Main Street
                         Columbia, South Carolina 29201
                                 (803) 779-0411

                          SUPPLEMENT TO PROXY STATEMENT

      This supplement to proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carolina National Corporation (together with its subsidiary, Carolina National Bank and Trust Company, referred to as the "Company") for use at the 2006 Annual Meeting of Shareholders. This supplement modifies and amends the proxy statement that was mailed to the Company's shareholders on or about April 1, 2006.

      The proxy statement indicated erroneously under the heading "Committees of the Board of Directors - Audit Committee" that the Company's Audit Committee does not have a written charter. In fact the Audit Committee has recently adopted a written charter in connection with the Company's common stock beginning to trade on the Nasdaq Capital Market in December 2005. A copy of the Audit Committee charter is attached hereto as Appendix A, and is added hereby to the proxy statement.

      This supplement is being mailed to shareholders of the Company on or about April 3, 2006.

                                                                      Appendix A

                          CAROLINA NATIONAL CORPORATION

                                     CHARTER
                                       OF
                  THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


Organization

The Board of Directors of the Corporation has heretofore established an audit committee as a committee of the Board of Directors. The audit committee shall hereafter be composed of directors, designated from time to time by the Board of Directors, who are not employees of the Corporation or its subsidiaries and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as members of the committee and are otherwise independent and meet the requirements for audit committee membership set forth in Rule 4350(d)(2) of the Nasdaq Marketplace Rules. Members of the audit committee shall also have the ability to read and understand fundamental financial statements. Members of the audit committee shall be subject to the same standards of conduct as every member of the Board of Directors and nothing contained in this Charter shall be deemed to have added to or increased those standards.

Delegation of Authority

The Board of Directors hereby delegates to the audit committee the authority to do the following and all things incidental thereto:

1) To appoint the independent auditors to be engaged by the Corporation who shall report directly to the committee, to establish the audit fees of the independent auditors and to pre-approve any non-audit services provided by the independent auditors, including tax services, before the services are rendered.

2) To require from the independent auditors a formal written statement delineating all relations between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1, and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and to take appropriate action to oversee the independence of the independent auditors.

3) To review the scope of the proposed audit for the current year, the audit procedures to be used, and, at the conclusion thereof, to meet with the independent auditors and financial management to review such audit, including any comments or recommendations of the independent auditors.

4) To resolve any disagreements between management and the independent auditors regarding financial reporting.

5) To review and evaluate the performance of the independent auditors, to review with the full Board of Directors any proposed discharge of the independent auditors and, after such review with the full Board of Directors, to discharge the independent auditors.

6)       To oversee the  accounting  and  financial  reporting  processes of the
         Corporation  and  the  audits  of  the  financial   statements  of  the
         Corporation.

7) To oversee the internal audit function of the Corporation and to review and approve the proposed internal audit plan for the coming year and the coordination of such plan with the independent auditors.

8) To review summaries of findings from completed internal audits along with management's responses thereto, and to review progress reports on the current internal audit plan along with explanations for any deviations from the original plan.

9) To review and concur in the appointment, replacement, reassignment, or dismissal of any director of internal auditing or person with similar functions.

10) To review with the independent auditors and management the adequacy of the Corporation's internal controls and any significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto.

11) To review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and filed with the Securities and Exchange Commission.

12) To review with the independent auditors and management any changes in accounting principles, any serious difficulties or disputes with management encountered during the audit and any matters required to be discussed by the independent auditors pursuant to SAS No. 61.

13) To establish and implement procedures for: (a) the receipt and investigation of complaints regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

14) To investigate any matter brought to its attention within the scope of its authority.

15) To hire outside counsel, accountants or other consultants as the audit committee may determine will be necessary or useful to it in connection with the use of its authority.

16) To consult with management regarding any aspect of the Corporation's financial information, recordkeeping and reporting.

17) To make recommendations to the full Board of Directors regarding any aspect of the Corporation's financial information, recordkeeping and reporting.

18) To direct the payment of compensation of registered public accounting firms, counsel or consultants engaged by the committee as well as the ordinary administrative expenses of the committee that are necessary or appropriate to carrying out its functions.

Meetings

1) The audit committee shall meet at such times and such places as it shall from time to time determine. All meetings may be conducted by telephone or other legally permissible means. A majority of the members of the audit committee shall constitute a quorum.

2) The audit committee may ask members of management or others to attend any part of any of its meetings and provide pertinent information as it may request.

3) The audit committee will prepare minutes of any actions taken by it for inclusion in the minutes of the Board of Directors.

Continuing Education

Members of the audit committee are encouraged to enhance their knowledge of accounting and related matters by participating in continuing education programs. The Corporation will reimburse the reasonable costs of participating in such programs.

Amendment or Repeal of Charter

The Board of Directors may amend or repeal this charter and the authority of the audit committee at any time.

                                      PROXY

                          CAROLINA NATIONAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING OF SHAREHOLDERS - MONDAY, MAY 1, 2006

         Roger B. Whaley or William J. McElveen, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 1, 2006, and at any adjournment thereof, as follows:

1.   ELECTION OF   [ ]  FOR all nominees listed    [ ]  WITHHOLD AUTHORITY
     DIRECTORS          below (except any I have        to vote for all nominees
                        written below)                  below

Three year Terms: Charlotte J. Berry, I. S. Leevy Johnson, C. Whitaker Moore and
                  William H. Stern

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

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2.   And, in the  discretion  of said  agents,  upon such other  business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Dated: April 1,  2006                  ----------------------------------------

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